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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 2000 incorporated by reference in The Wackenhut Corporation's Form 10-K for the fiscal year ended January 2, 2000 and to all references to our Firm included in this registration statement.

                                              /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP

West Palm Beach, Florida,
May 24, 2000